                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
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                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7838
                                  ---------------------------------------------

American Select Portfolio Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       800 Nicollet Mall         Minneapolis, MN                55402
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

      Joseph M. Ulrey III       800 Nicollet Mall       Minneapolis, MN 55402
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 800-677-3863
                                                   ----------------------------

Date of fiscal year end: November 30, 2003
                        --------------------------
Date of reporting period: November 30, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

[FIRST AMERICAN (TM) LOGO]

[GRAPHIC]

AMERICAN SELECT PORTFOLIO
INC.

SLA

NOVEMBER 30, 2003
ANNUAL REPORT

[FIRST AMERICAN (TM) LOGO]

AMERICAN SELECT PORTFOLIO INC.

TABLE OF CONTENTS

 2   Fund Overview

 7   Financial Statements

11   Notes to Financial Statements

24   Schedule of Investments

30   Independent Auditors' Report

31   Federal Income Tax Information

32   Shareholder Update

PRIMARY INVESTMENTS

American Select Portfolio Inc. (the "Fund") invests in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The Fund may also invest in U.S. government securities and corporate debt securities. The Fund borrows through the use of reverse repurchase agreements and revolving credit facilities. Use of borrowing and certain other investments and investment techniques may cause the Fund's net asset value ("NAV") to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this Fund will achieve its objectives.

OUR IMAGE-GEORGE WASHINGTON

HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

[CHART]

AVERAGE ANNUALIZED TOTAL RETURNS
Based on NAV for the period ended November 30, 2003

               AMERICAN SELECT                   LEHMAN BROTHERS MUTUAL FUND
                PORTFOLIO INC.                    GOVERNMENT/MORTGAGE INDEX
One Year           7.72%                                     3.48%

Five Year          9.27%                                     6.20%

Ten Year           8.53%                                     6.71%

The average annualized total returns for the Fund are based on the change in its NAV and assume reinvestment of distributions at NAV. NAV-based performance is used to measure investment management results. o Average annualized total returns based on the change in market price for the one-year, five-year, and 10-year periods ended November 30, 2003, were 14.92%, 11.60%, and 8.94%, respectively. - Market price returns assume that all distributions have been reinvested at actual prices pursuant to the Fund's dividend reinvestment plan. Market price returns reflect any broker commissions or sales charges on dividends reinvested at market price. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this Fund, often trade at discounts to NAV. Therefore, you may be unable to realize the full NAV of your shares when you sell. - The Fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while the Fund is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the Fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

Fund OVERVIEW

FUND MANAGEMENT

JOHN WENKER is primarily responsible for the management of the Fund. He has 21 years of financial experience.

CHRIS NEUHARTH, CFA is responsible for the management of the mortgage-backed securities portion of the Fund. He has 23 years of financial experience.

RUSS KAPPENMAN is responsible for acquisition and management of the whole loans portion of the Fund. He has 18 years of financial experience.

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003, THE FUND HAD A TOTAL RETURN OF 7.72%, AFTER FEES AND EXPENSES, BASED ON ITS NAV. We are pleased that the Fund outperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 3.48% during the period. We believe that the outperformance was mainly a result of the higher income levels paid by our mortgage investments compared to the securities that comprise the index. Over the same period, the Fund returned 14.92% based on its market price. The Fund's market price of $13.64 was at a 1.72% premium to its NAV of $13.41 as of November 30, 2003. As always, past performance is no guarantee of future results, and the Fund's NAV and market price will fluctuate.

DURING THE FISCAL YEAR ENDED NOVEMBER 30, 2003, THE U.S. ECONOMY SHOWED GRADUAL IMPROVEMENT WITH PRODUCTIVITY, LOW INTEREST RATES, STABLE ENERGY PRICES, AND CONTINUED IMPROVEMENT IN CORPORATE EARNINGS PROVIDING SUPPORT FOR ECONOMIC GROWTH. The Federal Reserve cut its target lending rate to 1.00% at its June 25, 2003, Federal Open Market Committee meeting. Inflationary pressures continue to remain low and provide the Fed with the flexibility to maintain an accommodative monetary policy stance designed to ensure that a sustainable economic recovery continues to develop.

THE PERIOD SAW STRENGTH IN THE FIXED-INCOME MARKETS, AS INVESTORS SOUGHT STABLE, INCOME-ORIENTED INVESTMENTS. Every fixed-income product type experienced positive returns during the fiscal year.

COMMERCIAL REAL ESTATE MARKETS HAVE BEEN WEAK THE LAST 12 MONTHS, WITH VACANCY RATES INCREASING AND RENTAL RATES DECREASING. There are signs recently that occupancy levels in some markets are bottoming and firming although not at levels that permit an increase in rental rates. Historically, real estate markets are a lagging indicator of the economy, taking longer to weaken and longer to recover than the overall economy. Healthy real estate markets need job growth to create demand for space. Most estimates do not see an appreciable increase in demand for apart ReportAmerican Select Portfolioments or commercial space until substantial job growth occurs, possibly in late 2004 or 2005. The property type and geographic diversification of the Fund has been helpful so far in this weaker real estate environment.

AT NOVEMBER 30, 2003, THE FUND HAD NO MULTIFAMILY OR COMMERCIAL LOANS THAT WERE IN DEFAULT. The Fund did not incur any capital losses during the fiscal year from its investments in multifamily or commercial loans.

IN FEBRUARY 2003, THE FUND DECREASED ITS MONTHLY DIVIDEND FROM 10 CENTS PER SHARE TO 8.75 CENTS PER SHARE. The dividend reserve for this Fund was at 2.73 cents per share as of the fiscal year end. The lower interest-rate environment makes it more likely that loans will prepay and that reinvestment will be at lower rates. These prepayments were the reason the Fund decreased its monthly dividend. During the reporting period 12 loans in the portfolio paid off with a weighted average coupon of 8.22%. We added 18 loans with a weighted average coupon of 6.54%. During the fiscal year, the Fund paid out $1.075 per share in dividends resulting in an annualized distribution rate of 7.88% based on the

[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on November 30, 2003

Commercial Loans                                        25%
Multifamily Loans                                       63%
Corporate Notes                                          4%
U.S. Government Agency Mortgage-backed Securities        7%
Short-term Securities                                    1%

November 30, 2003, market price. Please keep in mind that the Fund's distribution rate and dividend reserve levels will fluctuate.

THE FUND CONTINUED TO BENEFIT FROM THE USE OF LEVERAGE (OR BORROWING) DURING THE PERIOD. Low short-term interest rates allowed the Fund to borrow at attractive rates. The borrowed money was then invested in higher-yielding mortgage investments, which added to the income levels in the Fund. While the use of leverage has resulted in more income for shareholders, it does increase interest-rate risk in the Fund and will increase the volatility of the Fund's NAV and market price.

WE BELIEVE THAT THE REAL ESTATE MARKETS WILL CONTINUE TO POSE CHALLENGES. The low interest-rate environment will likely mean continued loan prepayments. The weaker real estate markets could lead to increased levels of default. We continue to diligently manage the risk in the Fund and believe it should hold up well based on its current credit profile. As the U.S. economy and job growth improves there should be increased demand for space and occupancy levels should rise. Increased demand should lead to increases in rental rates and an improved environment for our real estate investments.

AS YOU ARE PROBABLY AWARE, THE BOARD OF DIRECTORS FOR THE FUND, AS WELL AS AMERICAN STRATEGIC INCOME PORTFOLIO INC., AMERICAN STRATEGIC INCOME PORTFOLIO INC. II , AND AMERICAN STRATEGIC INCOME PORTFOLIO INC. III (COLLECTIVELY, THE "EXISTING FUNDS"), HAS APPROVED A PROPOSAL TO REORGANIZE THESE FOUR FUNDS INTO THE FIRST AMERICAN STRATEGIC REAL ESTATE PORTFOLIO, INC., A SPECIALTY FINANCE COMPANY THAT WOULD ELECT TO BE TAXED AS A REAL ESTATE INVESTMENT TRUST ("REIT"). Shareholders of the Existing Funds who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares of First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions, and strategies substantially similar to those of the Existing Funds. This transaction is subject to review by the Securities and Exchange Commission, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

THANK YOU FOR YOUR INVESTMENT IN THE FUND AND YOUR TRUST DURING THIS DIFFICULT ENVIRONMENT IN THE ECONOMY AND THE REAL ESTATE MARKETS. We will continue to closely monitor the credit profiles of the Fund's whole loan investments as we seek to achieve the Fund's objective of paying a high level of current income. If you have any questions about the Fund, please call us at 800.677.FUND.

Sincerely,

/s/ Mark Jordahl

Mark Jordahl
Chief Investment Officer
U.S. Bancorp Asset Management, Inc.

/s/ John Wenker

John Wenker
Managing Director, Real Estate
U.S. Bancorp Asset Management, Inc.

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect the value of whole loans and participation mortgages as of November 30, 2003. Shaded areas without values indicate states in which the Fund has invested less than 0.50% of its assets.

           [MAP OF THE UNITED STATES]

Alabama
Alaska
Arizona               4%
Arkansas
California            14%
Colorado              4%
Connecticut
Delaware
Florida               8%
Georgia               6%
Hawaii
Idaho
Illinois              2%
Indiana
Iowa
Kansas
Kentucky
Louisiana             4%
Maine
Maryland
Massachusetts         1%
Michigan
Minnesota             12%
Mississippi
Missouri              3%
Montana
Nebraska
Nevada                2%
New Hampshire
New Jersey
New Mexico            2%
New York
North Carolina
North Dakota
Ohio                  2%
Oklahoma              4%
Oregon                3%
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas                 18%
Utah
Vermont
Virginia
Washington            15%
West Virginia
Wisconsin
Wyoming

VALUATION OF INVESTMENTS

The Fund's investments in whole loans (multifamily and commercial) and participation mortgages are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan and participation mortgage investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a pricing model designed by U.S. Bancorp Asset Management, Inc., to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, and mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the investments. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans and participation mortgages are determined no less frequently than weekly.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES November 30, 2003

ASSETS:
Investments in unaffiliated securities, at value* (note 2)                         $  189,561,318
Investments in affiliated money market fund, at value** (note 3)                        1,347,194
Accrued interest receivable                                                             1,015,976
Other assets                                                                               31,404
                                                                                   --------------
   Total assets                                                                       191,955,892
                                                                                   --------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)                                         48,669,390
Payable for investment management fees                                                     58,605
Bank overdraft                                                                             40,120
Payable for administrative fees                                                            29,303
Payable for interest expense                                                               42,538
Payable for reorganization expenses (notes 3 and 6)                                        62,916
Payable for other expenses                                                                 37,042
                                                                                   --------------
   Total liabilities                                                                   48,939,914
                                                                                   --------------
   Net assets applicable to outstanding capital stock                              $  143,015,978
                                                                                   ==============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital                                       $  139,930,119
Undistributed net investment income                                                       291,238
Accumulated net realized loss on investments                                           (1,482,070)
Unrealized appreciation of investments                                                  4,276,691
                                                                                   --------------

   Total-representing net assets applicable to capital stock                       $  143,015,978
                                                                                   ==============

*Investments in unaffiliated securities, at cost                                   $  185,284,627
                                                                                   ==============
**Investments in affiliated money market fund, at cost                             $    1,347,194
                                                                                   ==============

NET ASSET VALUE AND MARKET PRICE OF CAPITAL STOCK:
Net assets outstanding                                                             $  143,015,978
Shares outstanding (authorized 1 billion shares of $0.01 par value)                    10,662,195
Net asset value per share                                                          $        13.41
Market price per share                                                             $        13.64

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS For the Year Ended November 30, 2003

INVESTMENT INCOME:
Interest (net of interest expense of $1,252,147)                                   $   12,775,115
Dividends                                                                                  49,919
Interest from affiliated money market fund                                                 26,095
                                                                                   --------------
   Total investment income                                                             12,851,129
                                                                                   --------------

EXPENSES (NOTE 3):
Investment management fees                                                                716,354
Administrative fees                                                                       358,177
Custodian fees                                                                             28,654
Transfer agent fees                                                                        24,051
Exchange listing and registration fees                                                     68,897
Reports to shareholders                                                                    50,917
Mortgage servicing fees                                                                   145,903
Directors' fees                                                                            23,224
Audit and legal fees                                                                      144,840
Financial advisory and accounting fees                                                     71,610
Other expenses                                                                             51,296
                                                                                   --------------
   Total expenses                                                                       1,683,923
                                                                                   --------------

   Net investment income                                                               11,167,206
                                                                                   --------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTE 4):
Net realized gain on investments in securities                                          1,158,848
Net change in unrealized appreciation or depreciation of investments                   (1,546,288)
                                                                                   --------------

   Net loss on investments                                                               (387,440)
                                                                                   --------------

     Net increase in net assets resulting from operations                          $   10,779,766
                                                                                   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS For the Year Ended November 30, 2003

CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income                                                                  $   12,851,129
Expenses                                                                               (1,683,923)
                                                                                   --------------
   Net investment income                                                               11,167,206
                                                                                   --------------

Adjustments to reconcile net investment income to net cash provided by operating activities:
   Change in accrued interest receivable                                                  (27,807)
   Net amortization of bond discount and premium                                           11,849
   Change in accrued fees and expenses                                                   (157,281)
   Change in other assets                                                                   2,604
                                                                                   --------------
     Total adjustments                                                                   (170,635)
                                                                                   --------------

     Net cash provided by operating activities                                         10,996,571
                                                                                   --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments                                                     71,526,956
Purchases of investments                                                              (91,954,679)
Net sales of short-term securities                                                        688,578
                                                                                   --------------

     Net cash used by investing activities                                            (19,739,145)
                                                                                   --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements                                        20,169,390
Distributions paid to shareholders                                                    (11,461,860)
                                                                                   --------------

     Net cash provided by financing activities                                          8,707,530
                                                                                   --------------

Net decrease in cash                                                                      (35,044)
Bank overdraft at beginning of period                                                      (5,076)
                                                                                   --------------

     Bank overdraft at end of period                                               $      (40,120)
                                                                                   ==============

Supplemental disclosure of cash flow information:
   Cash paid for interest                                                          $    1,264,354
                                                                                   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                            YEAR ENDED        YEAR ENDED
                                                             11/30/03          11/30/02
                                                          --------------    --------------
OPERATIONS:
Net investment income                                     $   11,167,206    $   12,017,538
Net realized gain on investments                               1,158,848         1,092,850
Net change in unrealized appreciation or depreciation
   of investments                                             (1,546,288)          765,118
                                                          --------------    --------------

   Net increase in net assets resulting from operations       10,779,766        13,875,506
                                                          --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income                                   (11,461,860)      (12,794,634)
                                                          --------------    --------------

   Total increase (decrease) in net assets                      (682,094)        1,080,872

Net assets at beginning of period                            143,698,072       142,617,200
                                                          --------------    --------------

Net assets at end of period                               $  143,015,978    $  143,698,072
                                                          ==============    ==============

Undistributed net investment income                       $      291,238    $      585,892
                                                          ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION    American Select Portfolio Inc. (the "Fund") is registered
                    under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The
                    Fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in U.S. government securities and corporate debt securities. In addition, the Fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol SLA.

(2) SUMMARY OF      SECURITY VALUATIONS
    SIGNIFICANT
    ACCOUNTING      Security valuations for the Fund's investments are furnished
    POLICIES        by one or more independent pricing services that have been approved by the Fund's board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Fund utilizes the Nasdaq Official Closing Price which compares the last trade to the bid/ask price of a security.
                    If the last trade is within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last trade is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund's board of directors. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. As of November 30, 2003, the Fund held fair valued securities with a value of $175,856,625 or 123.0% of net assets. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost which approximates market value.
                    Security valuations are performed once a week and at the end of each month.

                    The Fund's investments in whole loans (multifamily and commercial) and participation mortgages are generally not traded in any organized market and therefore market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the Fund's board of directors. Pursuant to these procedures, whole loan and participation mortgage investments are initially valued at cost and their values are subsequently monitored and adjusted using a U.S. Bancorp Asset Management, Inc. ("USBAM") pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans or participation mortgages, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the investments. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                    Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans and participation mortgages are determined no less frequently than weekly. Although we believe the pricing model to be reasonable and appropriate, the actual values that may be realized upon the sale of whole loans and participation mortgages can only be determined in a negotiation between the Fund and third parties.

                    SECURITY TRANSACTIONS AND INVESTMENT INCOME

                    Security transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including accretion of bond discounts and amortization of premiums, is recorded on an accrual basis.

                    WHOLE LOANS AND PARTICIPATION MORTGAGES

                    Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                    The Fund does not record past due interest as income until received. The Fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the Fund may suffer a loss. At November 30, 2003, no multifamily or commercial loans were delinquent.

                    Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The Fund may receive rental or other income as a result of holding real estate. In addition, the Fund may incur expenses associated with maintaining any real estate owned. As of and for the fiscal year ended November 30, 2003, the Fund owned no real estate.

                    REVERSE REPURCHASE AGREEMENTS

                    Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase volatility of the Fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the fiscal year ended November 30, 2003, the weighted average borrowings outstanding were $49,006,476 and the weighted average interest rate was 2.22%.

                    SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

                    Delivery and payment for securities that have been purchased by the Fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the Fund's net asset value if the Fund makes such purchases while remaining substantially fully invested. As of November 30, 2003, the Fund had no outstanding when-issued or forward-commitment securities.

                    FEDERAL TAXES

                    The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                    Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of the timing of recognition of income on certain collateralized mortgage-backed securities. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

                    Due to permanent book-to-tax differences, primarily relating to expiring capital loss carryovers, the following reclassifications have been made on the Statement of Assets and Liabilities:

                              ACCUMULATED NET     ADDITIONAL
                               REALIZED LOSS    PAID IN CAPITAL
                              ---------------   ---------------
                               $  13,303,535    $  (13,303,535)

                    The tax character of distributions paid during the fiscal years ended November 30, 2003 and 2002 was as follows:

                                                       2003            2002
                                                   ------------    ------------
                    Distributions paid from:
                    Ordinary income                $ 11,461,860    $ 12,794,634
                                                   ============    ============

                    At November 30, 2003, the components of accumulated earnings on a tax basis were as follows:

                    Undistributed ordinary income                  $    291,238
                    Accumulated capital losses                          (30,916)
                    Unrealized appreciation                           2,825,537
                                                                   ------------
                    Accumulated earnings                           $  3,085,859
                                                                   ============

                    The difference between book basis and tax basis unrealized appreciation and accumulated realized losses at November 30, 2003, is attributable to a one-time tax election whereby the Fund marked appreciated securities to market creating capital gains that were used to reduce capital loss carryovers and increase tax cost basis.

                    DISTRIBUTIONS TO SHAREHOLDERS

                    Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the Fund's dividend reinvestment plan, reinvested in additional shares of the Fund's capital stock. Under the plan, Fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the Fund will issue new shares at a discount of up to 5% from the current market price.

                    REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES

                    For repurchase agreements entered into with certain broker-dealers, the Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the Fund in the event of a default. In addition to repurchase agreements, the Fund may invest in money market funds advised by USBAM.

                    USE OF ESTIMATES IN PREPARATION OF FINANCIAL STATEMENTS

                    The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES        INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

                    Pursuant to an investment advisory agreement (the "Agreement"), USBAM, a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages the Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement provides USBAM with a monthly investment management fee in an amount equal to an annualized rate of 0.50% of the Fund's average weekly net assets. For its fee, USBAM provides investment advice, and in general, conducts the management and investment activities of the Fund.

                    Pursuant to a co-administration agreement (the "Co-Administration Agreement"), USBAM serves as co-administrator for the Fund (U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, is also co-administrator but currently has no functional responsibilities related to the Fund) and provides administrative services, including legal and shareholder services, to the Fund. Under this agreement, USBAM receives a monthly fee in an amount equal to an annualized rate of 0.25% of the Fund's average weekly net assets. For its fee, USBAM provides numerous services to the Fund including, but not limited to, handling the general business affairs, financial and regulatory reporting, and various other services. Separate from the Co-Administration Agreement, USBAM (from its own resources) has retained SEI Investments, Inc. as a sub-administrator to perform, among other services, net asset value calculations.

                    The Fund may invest in money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such investments are identical to those of investments by non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses the Fund an amount equal to the investment advisory fee paid by FAF to USBAM related to such investments. For financial statement purposes, this reimbursement is recorded as investment income.

                    CUSTODIAN FEES

                    U.S. Bank serves as the Fund's custodian pursuant to a custodian agreement with the Fund. The fee for the Fund is equal to an annual rate of 0.02% of average weekly net assets. These fees are computed weekly and paid monthly.

                    MORTGAGE SERVICING FEES

                    The Fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                    PROPOSED REORGANIZATION EXPENSES

                    As discussed in Note 6, the Fund has taken certain steps to reorganize, along with certain other similar entities managed by USBAM. As set forth below, certain costs and expenses incurred in connection with the proposed reorganization of the Fund (including, but not limited to, the preparation of all necessary registration statements, proxy materials and other documents, preparation for and attendance at board and committee, shareholder, planning, organizational, and other meetings, and costs and expenses of accountants, attorneys, financial advisors, and other experts engaged in connection with the reorganization) shall be borne by the Fund, American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, and American Strategic Income Portfolio Inc. III (collectively, the "Existing Funds"). The Existing Funds as a group will bear the first $3,400,000 of such expenses and will, subject to certain exceptions, equally share all transaction expenses in excess of $3,400,000 with USBAM. Such costs and expenses will be allocated among the Existing Funds based on their relative net asset values whether or not an Existing Fund participates in the reorganization. Additionally, costs and expenses incurred in connection with the legal representation of USBAM's interests with respect to the reorganization and related matters will be borne by USBAM. The current estimated costs and expenses related to the reorganization are $4,500,000. Based on the net asset values of the Existing Funds as of November 30, 2003, the Fund would bear approximately 21% of the total expenses of the reorganization allocated to the Existing Funds. During the fiscal year ended November 30, 2003, the Fund incurred $198,676 in total reorganization expenses.

                    OTHER FEES AND EXPENSES

                    In addition to the investment management, administrative, and mortgage servicing fees, the Fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                    During the fiscal year ended November 30, 2003, fees for custody services were paid to U.S. Bank.

(4) INVESTMENT      Cost of purchases and proceeds from sales of securities and
    SECURITY        real estate, other than temporary investments in short-term
    TRANSACTIONS    securities, for the fiscal year ended November 30, 2003
                    aggregated $91,942,830 and $71,526,956, respectively.
                    Included in proceeds from sales are $1,105,663 from prepayment penalties.

(5) CAPITAL LOSS    For federal income tax purposes, the Fund had $30,916 of
    CARRYOVER       capital loss carryover at November 30, 2003, which, if not offset by subsequent capital gains, will expire on the Fund's 2010 fiscal year-end.

(6) PROPOSED        A combined proxy statement/registration statement, last
    REORGANIZATION  amended on April 22, 2003, has been filed with the
                    Securities and Exchange Commission ("SEC") in which it is proposed that the Fund, along with American Strategic Income
                    Portfolio Inc. ("ASP"), American Strategic Income Portfolio
                    Inc. II ("BSP"), and American Strategic Income Portfolio
                    Inc. III ("CSP"), reorganize into First American Strategic
                    Real Estate Portfolio Inc., a specialty real estate finance company that would elect to be taxed as a real estate investment trust ("REIT"). Shareholders of the Fund, ASP, BSP, and CSP who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares in First
                    American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions, and strategies substantially similar to those of the Fund, ASP, BSP, and CSP. This transaction is subject to review by the SEC, approval by the Fund's shareholders, and certain other conditions. There is no assurance that the transaction will be completed.

(7) FINANCIAL       Per-share data for a share of capital stock outstanding
    HIGHLIGHTS      throughout each period and selected information for each
                    period are as follows:

AMERICAN SELECT PORTFOLIO

                                                                             YEAR ENDED NOVEMBER 30,
                                                     ------------------------------------------------------------------------
                                                         2003           2002           2001           2000           1999
                                                     ------------   ------------   ------------   ------------   ------------
PER-SHARE DATA
Net asset value, beginning of period                 $      13.48   $      13.38   $      12.85   $      12.67   $      12.96
                                                     ------------   ------------   ------------   ------------   ------------
Operations:
   Net investment income                                     1.05           1.13           1.13           1.01           1.02
   Net realized and unrealized gains
     (losses) on investments                                (0.04)          0.17           0.47           0.18          (0.26)
                                                     ------------   ------------   ------------   ------------   ------------
     Total from operations                                   1.01           1.30           1.60           1.19           0.76
                                                     ------------   ------------   ------------   ------------   ------------
Distributions to shareholders:
   From net investment income                               (1.08)         (1.20)         (1.07)         (1.01)         (1.05)
                                                     ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                       $      13.41   $      13.48   $      13.38   $      12.85   $      12.67
                                                     ============   ============   ============   ============   ============
Market value, end of period                          $      13.64   $      12.86   $      13.54   $      11.50   $      11.69
                                                     ============   ============   ============   ============   ============

SELECTED INFORMATION
Total return, net asset value (a)                            7.72%         10.13%         12.83%          9.87%          6.03%
Total return, market value (b)                              14.92%          3.91%         28.22%          7.49%          5.21%
Net assets at end of period (in millions)            $        143   $        144   $        143   $        137   $        150
Ratio of expenses to average weekly net
   assets including interest expense                         2.05%          2.82%          3.02%          3.55%          3.28%
Ratio of expenses to average weekly net
   assets excluding interest expense                         1.18%          1.47%          1.02%          1.14%          1.11%
Ratio of net investment income to
   average weekly net assets                                 7.79%          8.41%          8.56%          7.98%          7.88%
Portfolio turnover rate (excluding
   short-term securities)                                      38%            31%            28%            44%            24%
Amount of borrowings outstanding at
   end of period (in millions)                       $         49   $         29   $         47   $         46   $         51
Per-share amount of borrowings
   outstanding at end of period                      $       4.57   $       2.67   $       4.44   $       4.28   $       4.30
Per-share amount of net assets,
   excluding borrowings, at end
   of period                                         $      17.98   $      16.15   $      17.82   $      17.13   $      16.97
Asset coverage ratio (c)                                      394%           604%           401%           401%           394%

(a)  ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.

SCHEDULE OF INVESTMENTS

AMERICAN SELECT PORTFOLIO                                      November 30, 2003

                                                        DATE         PAR
DESCRIPTION OF SECURITY                               ACQUIRED       VALUE           COST         VALUE (a)
-----------------------                             -----------  ------------    ------------   ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY
   RELATE TO NET ASSETS)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES (b) (9.5%):
   FIXED RATE (9.5%):
      FHLMC, 5.50%, 1/1/18                                       $  5,540,140    $  5,728,683   $  5,718,477
      FHLMC, 7.50%, 12/1/29                                         1,246,962       1,223,184      1,333,476
      FNMA, 5.00%, 11/1/17                                          2,210,057       2,223,001      2,245,285
      FNMA, 6.50%, 6/1/29                                           3,634,949       3,609,773      3,798,522
      FNMA, 7.50%, 5/1/30                                             342,205         330,510        365,626
      FNMA, 8.00%, 5/1/30                                             124,966         123,361        134,964
                                                                                 ------------   ------------

         Total U.S. Government Agency
           Mortgage-Backed Securities                                              13,238,512     13,596,350
                                                                                 ------------   ------------

CORPORATE NOTES (e) (5.3%):
   FIXED RATE (5.3%):
      Olympus APGM,
         9.25%, 11/1/04                                10/14/03     2,500,000       2,500,000      2,525,000
      Stratus Properties,
         9.25%, 1/1/06                                 12/28/00     5,000,000       5,000,000      5,000,000
                                                                                 ------------   ------------

         Total Corporate Notes                                                      7,500,000      7,525,000
                                                                                ------------   ------------

WHOLE LOANS AND PARTICIPATION
  MORTGAGES (c,d,e) (117.7%):
   COMMERCIAL LOANS (33.3%):
      7 Broadway Place,
         6.91%, 5/1/06                                 04/30/01     3,366,854(b)    3,366,854      3,467,860
      Advanced Circuits and Hopkins II Business
         Center,
         7.40%, 12/1/04                                11/08/01     2,097,743(b)    2,097,743      2,118,721
      Best Buy,
         8.63%, 1/1/11                                 12/29/00     1,880,329       1,880,329      1,974,345
      Canyon Portal,
         10.38%, 1/1/07                                12/27/01     1,986,457       1,986,457      2,046,050
      Career Education Corporation,
         7.50%, 6/1/07                                 05/15/02     3,337,033(b)    3,337,033      3,503,885
      Landmark Bank Center I,
         7.90%, 6/1/07                                 05/30/02     4,045,915       4,045,915      4,207,752

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                        DATE        PAR
DESCRIPTION OF SECURITY                               ACQUIRED      VALUE            COST         VALUE (a)
-----------------------                             -----------  ------------    ------------   ------------
      Landmark Bank Center II,
         14.88%, 5/1/07                                05/30/02  $    817,500    $    817,500   $    850,200
      Northlynn Plaza,
         7.65%, 9/1/12                                 08/22/02     3,941,347(b)    3,941,347      4,138,414
      Parkway Business Center,
         5.50%, 1/1/05                                 10/22/98     3,619,301       3,619,301      3,270,642
      Peony Promenade,
         6.93%, 6/1/13                                 05/12/03     5,220,299       5,220,299      5,481,314
      Point Plaza,
         8.43%,1/1/11                                  12/14/00     6,227,120(b)    6,227,120      6,538,476
      Poway Library Plaza,
         7.40%, 1/1/10                                 12/19/02     2,967,345       2,967,345      3,115,713
      Town Square #6,
         7.40%, 9/1/12                                 08/02/02     4,037,099(b)    4,037,099      4,238,954
      Victory Packaging,
         8.53%, 1/1/12                                 12/20/01     2,557,891(b)    2,557,891      2,685,785
                                                                                 ------------   ------------
                                                                                   46,102,233     47,638,111
                                                                                 ------------   ------------

   MULTIFAMILY LOANS (84.4%):
      Briarhill Apartments I,
         6.90%, 9/1/15                                 08/11/03     4,838,933       4,838,933      5,080,879
      Briarhill Apartments II,
         6.88%, 9/1/15                                 08/11/03       831,117         831,117        808,782
      Casa del Vista Apartments,
         8.40%, 1/1/08                                 12/15/00     2,941,325(b)    2,941,325      3,088,391
      Castle Arms Apartments,
         8.00%, 4/1/06                                 03/19/99       931,617         931,617        959,565
      Centre Court, White Oaks, and
         Green Acres Apartments,
         8.65%, 1/1/09                                 12/30/98     3,872,679(b)    3,872,679      4,066,313
      Churchill Park Apartments I,
         6.53%, 2/1/06                                 12/23/02     8,650,000(b)    8,650,000      8,909,500
      Churchill Park Apartments II,
         9.88%, 2/1/06                                 12/23/02       375,000         375,000        379,495
      Cypress Village Apartments,
         5.43%, 11/1/06                                10/02/03     8,200,000       8,200,000      8,446,000
      El Conquistador Apartments,
         7.65%, 4/1/09                                 03/24/99     2,765,355(b)    2,765,356      2,903,623
      Evergreen, Northview,
         Greenwood, and Fern Court
         Apartments,
         9.40%, 6/1/05                                 05/22/00     4,516,328       4,516,328      4,696,981

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                        DATE        PAR
DESCRIPTION OF SECURITY                               ACQUIRED      VALUE            COST         VALUE (a)
-----------------------                             -----------  ------------    ------------   ------------
      Greenwood Residences,
         7.63%, 4/1/08                                 03/12/98  $  2,258,557(b) $  2,258,557   $  2,371,484
      Hidden Colony Apartments,
         7.90%, 6/1/08                                 03/22/94     2,954,641(b)    2,933,886      3,102,373
      Hunter's Meadow,
         7.80%, 8/1/12                                 07/02/02     6,400,751       6,400,751      6,720,789
      La Casa Apartments,
         6.80%, 1/1/06                                 12/30/02     5,059,898       5,059,898      5,211,695
      Lakeside Villa Apartments I,
         6.43%, 7/1/06                                 07/01/03     5,800,000       5,800,000      5,916,000
      Lakeside Villa Apartments II,
         11.88%, 7/1/06                                07/01/03       600,000         600,000        612,000
      Lakeville Apartments,
         7.90%, 5/1/08                                 04/24/98     2,328,614(b)    2,328,614      2,445,045
      Lambert Gardens Apartments,
         6.90%, 2/1/08                                 01/17/03     4,500,886(b)    4,500,886      4,725,930
      Park Vista Apartments,
         8.58%, 9/1/05                                 08/30/00     2,200,000(b)    2,200,000      2,123,399
      Parkside Apartments,
         5.43%, 5/1/08                                 04/14/03     6,575,000       6,575,000      6,903,750
      Revere Apartments,
         7.28%, 5/1/09                                 04/22/99     1,237,157       1,237,157      1,299,015
      Sheridan Ponds Apartments,
         6.43%, 7/1/13                                 06/05/03     7,177,683       7,177,683      7,536,568
      Signature Park Apartments,
         9.90%, 12/1/07                                11/14/02     4,725,000       4,725,000      4,725,000
      Sterling Court Apartments I,
         6.90%, 2/1/06                                 01/14/03     3,700,000(b)    3,700,000      3,848,000
      Sterling Court Apartments II,
         12.38%, 2/1/06                                01/14/03       460,000         460,000        478,400
      Summit Chase Apartments I,
         4.23%, 5/1/06                                 04/15/03     8,200,000       8,200,000      8,446,000
      Summit Chase Apartments II,
         9.88%, 5/1/06                                 04/15/03     1,647,000       1,647,000      1,501,189
      The Oaks of Lake Bluff Apartments,
         8.40%, 2/1/06                                 01/24/01     3,821,384(b)    3,821,384      3,936,025
      The Willows Retirement
         Apartments at Bellingham,
         9.38%, 3/1/05                                 02/14/02     1,488,343       1,488,343      1,448,029
      Woodstock Apartments I,
         7.43%, 1/1/05                                 12/06/01     8,300,000(b)    8,300,000      7,292,933

SEE ACCOMPANYING NOTES TO SCHEDULE OF INVESTMENTS.

                                                        DATE      PAR VALUE/
DESCRIPTION OF SECURITY                               ACQUIRED      SHARES           COST         VALUE (a)
-----------------------                             -----------  ------------    -------------  -------------
      Woodstock Apartments II,
         13.38%, 1/1/05                                12/06/01  $  1,000,000    $   1,000,000  $     710,362
                                                                                 -------------  -------------
                                                                                   118,336,514    120,693,515
                                                                                 -------------  -------------

         Total Whole Loans and
           Participation Mortgages                                                 164,438,747    168,331,625
                                                                                 -------------  -------------

PREFERRED STOCKS (0.1%):
   REAL ESTATE INVESTMENT TRUSTS (0.1%):
      Archstone Community Trust,
         Series D                                      04/23/01         3,525           91,862         92,355
      Duke Realty Investments,
         Series E                                      04/30/01           625           15,506         15,987
                                                                                 -------------  -------------

         Total Preferred Stocks                                                        107,368        108,342
                                                                                 -------------  -------------

RELATED PARTY MONEY MARKET FUND (f) (0.9%):
      First American Prime
         Obligations Fund                                           1,347,194        1,347,194      1,347,194
                                                                                 -------------  -------------

         Total Investments in
           Securities (g) (133.5%):                                              $ 186,631,821  $ 190,908,512
                                                                                 =============  =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
(b) ON NOVEMBER 30, 2003, SECURITIES VALUED AT $89,101,460 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                   NAME OF
                                                                   BROKER
              ACQUISITION                           ACCRUED    AND DESCRIPTION
   AMOUNT         DATE        RATE        DUE       INTEREST    OF COLLATERAL
------------  -----------     ----      --------    --------   ---------------
$ 11,244,500     11/10/03     1.11%*    12/10/03    $  7,281        (1)
  37,424,890     11/14/03     2.00%**   12/15/03      35,257        (2)
------------                                        --------
$ 48,669,390                                        $ 42,538
============                                        ========

 *RATE IS A NEGOTIATED FIXED RATE.
**INTEREST RATE AS OF NOVEMBER 30, 2003. RATE IS BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
          (1)  MORGAN STANLEY;
               FHLMC, 5.50%, 1/1/18, $5,540,140 PAR
               FHLMC, 7.50%, 12/1/29, $1,246,962 PAR
               FNMA, 5.00%, 11/1/17, $2,210,057 PAR
               FNMA, 6.50%, 6/1/29, $3,634,949 PAR
               FNMA, 7.50%, 5/1/30, $342,205 PAR
               FNMA, 8.00%, 5/1/30, $124,966 PAR
          (2)  MORGAN STANLEY;
               7 BROADWAY PLACE, 6.91%, 5/1/06, $3,366,854 PAR
               ADVANCED CIRCUITS AND HOPKINS II BUSINESS CENTER, 7.40%, 12/1/04,
                 $2,097,743 PAR
               CAREER EDUCATION CORPORATION, 7.50%, 6/1/07, $3,337,033 PAR
               CASA DEL VISTA APARTMENTS, 8.40%, 1/1/08, $2,941,325 PAR
               CENTRE COURT, WHITE OAKS, AND GREEN ACRES APARTMENTS, 8.65%,
                 1/1/09, $3,872,679 PAR
               CHURCHILL PARK APARTMENTS I, 6.53%, 2/1/06, $8,650,000 PAR
               EL CONQUISTADOR APARTMENTS, 7.65%, 4/1/09, $2,765,355 PAR GREENWOOD RESIDENCES, 7.63%, 4/1/08, $2,258,557 PAR
               HIDDEN COLONY APARTMENTS, 7.90%, 6/1/08, $2,954,641 PAR
               LAKEVILLE APARTMENTS, 7.90%, 5/1/08, $2,328,614 PAR
               LAMBERT GARDENS APARTMENTS, 6.90%, 2/1/08, $4,500,886 PAR NORTHLYNN PLAZA, 7.65%, 9/1/12, $3,941,347 PAR
               PARK VISTA APARTMENTS, 8.58%, 9/1/05, $2,200,000 PAR
               POINT PLAZA, 8.43%, 1/1/11, $6,227,120 PAR
               STERLING COURT APARTMENTS I, 6.90%, 2/1/06, $3,700,000 PAR
               THE OAKS OF LAKE BLUFF APARTMENTS, 8.40%, 2/1/06, $3,821,384 PAR TOWN SQUARE #6, 7.40%, 9/1/12, $4,037,099 PAR
               VICTORY PACKAGING, 8.53%, 1/1/12, $2,557,891 PAR
               WOODSTOCK APARTMENTS I, 7.43%, 1/1/05, $8,300,000 PAR

     THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH MORGAN STANLEY. THE AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $60,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.15% TO MORGAN STANLEY ON ANY UNUSED PORTION OF THE $60,000,000 LENDING COMMITMENT.

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 2003.
(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES IS PRESENTED BELOW.

COMMERCIAL LOANS:
           7 BROADWAY PLACE - ALBUQUERQUE, NM
           ADVANCED CIRCUITS AND HOPKINS II BUSINESS CENTER - HOPKINS, MN BEST BUY - FULLERTON, CA
           CANYON PORTAL - SEDONA, CA
           CAREER EDUCATION CORPORATION - ORLANDO, FL
           LANDMARK BANK CENTER I - EULESS, TX
           LANDMARK BANK CENTER II - EULESS, TX
           NORTHLYNN PLAZA - LYNNWOOD, WA
           PARKWAY BUSINESS CENTER - POWAY, CA
           PEONY PROMENADE - PLYMOUTH, MN
           POINT PLAZA - TUMWATER, WA
           POWAY LIBRARY PLAZA - POWAY, CA
           TOWN SQUARE #6 - OLYMPIA, WA
           VICTORY PACKAGING - PHOENIX, AZ

MULTIFAMILY LOANS:
           BRIARHILL APARTMENTS I - EDEN PRAIRIE, MN
           BRIARHILL APARTMENTS II - EDEN PRAIRIE, MN
           CASA DEL VISTA APARTMENTS - CARSON CITY, NV
           CASTLE ARMS APARTMENTS - AUSTIN, TX
           CENTRE COURT, WHITE OAKS, AND GREEN ACRES APARTMENTS - NORTH CANTON
             AND MASSILLON, OH
           CHURCHILL PARK APARTMENTS I - SAN ANTONIO, TX
           CHURCHILL PARK APARTMENTS II - SAN ANTONIO, TX
           CYPRESS VILLAGE APARTMENTS - BUENA PARK, CA
           EL CONQUISTADOR APARTMENTS - TUCSON, AZ
           EVERGREEN, NORTHVIEW, GREENWOOD, AND FERN COURT APARTMENTS -
             BUFFALO, MN
           GREENWOOD RESIDENCES - MITON, WA
           HIDDEN COLONY APARTMENTS - DORAVILLE, GA
           HUNTER'S MEADOW APARTMENTS - COLORADO SPRINGS, CO
           LA CASA APARTMENTS - SPOKANE, WA
           LAKESIDE VILLA APARTMENTS I - ATLANTA, GA
           LAKESIDE VILLA APARTMENTS II - ATLANTA, GA
           LAKEVILLE APARTMENTS - LAKEVILLE, MN
           LAMBERT GARDENS APARTMENTS - PORTLAND, OR
           PARK VISTA APARTMENTS - REDMOND, WA
           PARKSIDE APARTMENTS -  MORENO VALLEY, CA
           REVERE APARTMENTS - REVERE, MA
           SHERIDAN PONDS APARTMENTS - TULSA, OK
           SIGNATURE PARK APARTMENTS - BRYAN, TX
           STERLING COURT APARTMENTS I - KANSAS CITY, MO
           STERLING COURT APARTMENTS II - KANSAS CITY, MO
           SUMMIT CHASE APARTMENTS I - CORAL SPRINGS, FL
           SUMMIT CHASE APARTMENTS II - CORAL SPRINGS, FL
           THE OAKS OF LAKE BLUFF APARTMENTS - LAKE BLUFF, IL
           THE WILLOWS RETIREMENT APARTMENTS AT BELLINGHAM - BELLINGHAM, WA WOODSTOCK APARTMENTS I - DALLAS, TX
           WOODSTOCK APARTMENTS II - DALLAS, TX

(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID AND ARE VALUED AT FAIR VALUE. THESE SECURITIES ARE FAIR VALUED IN ACCORDANCE WITH THE BOARD APPROVED VALUATION PROCEDURES. ON NOVEMBER 30, 2003, THE TOTAL VALUE OF FAIR VALUED SECURITIES WAS $175,856,625 OR 123.0% OF NET ASSETS. SEE NOTE 2 IN NOTES TO FINANCIAL STATEMENTS.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP ASSET MANAGEMENT WHICH ALSO SERVES AS ADVISOR FOR THE FUND. SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(g) ON NOVEMBER 30, 2003, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $188,082,975. THE DIFFERENCE BETWEEN THE COST FOR FEDERAL INCOME TAX AND BOOK PURPOSES IS DUE TO A ONE-TIME MARK TO MARKET ELECTION MADE PURSUANT TO SECTION 311 OF THE TAXPAYER RELIEF ACT OF 1997. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, BASED ON THIS COST WERE AS FOLLOWS:

     GROSS UNREALIZED APPRECIATION                                   $ 4,766,170
     GROSS UNREALIZED DEPRECIATION                                    (1,940,633)
                                                                     -----------
        NET UNREALIZED APPRECIATION                                  $ 2,825,537
                                                                     ===========

ABBREVIATIONS:
     APGM-ARNOLD PALMER GOLF MANAGEMENT
     FHLMC-FEDERAL HOME LOAN MORTGAGE CORPORATION
     FNMA-FEDERAL NATIONAL MORTGAGE ASSOCIATION

INDEPENDENT AUDITORS' REPORT


THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN SELECT PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities of American Select Portfolio Inc., including the schedule of investments, as of November 30, 2003, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of November 30, 2003, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Select Portfolio Inc. at November 30, 2003, the results of its operations and its cash flows for the year then ended, and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Minneapolis, Minnesota
January 9, 2004

FEDERAL INCOME TAX INFORMATION (Unaudited)


The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR THE DIVIDENDS RECEIVED DEDUCTION OR QUALIFYING AS QUALIFIED DIVIDEND INCOME)

PAYABLE DATE                                                         AMOUNT
------------                                                       ----------
December 18, 2002                                                  $   0.1000
January 9, 2003                                                        0.1000
February 26, 2003                                                      0.0875
March 26, 2003                                                         0.0875
April 23, 2003                                                         0.0875
May 28, 2003                                                           0.0875
June 25, 2003                                                          0.0875
July 23, 2003                                                          0.0875
August 27, 2003                                                        0.0875
September 24, 2003                                                     0.0875
October 29, 2003                                                       0.0875
November 19, 2003                                                      0.0875
                                                                   ----------
      Total                                                        $   1.0750
                                                                   ==========

SHAREHOLDER UPDATE (Unaudited)

ANNUAL MEETING RESULTS

An annual meeting of the Fund's shareholders was held on October 28, 2003. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

1.   The Fund's shareholders elected the following nine directors:

                                                   SHARES     SHARES WITHHOLDING
                                                VOTED "FOR"   AUTHORITY TO VOTE
                                                -----------   ------------------
Benjamin R. Field III                           10,142,408          119,601
Mickey P. Foret                                 10,141,032          120,977
Roger A. Gibson                                 10,149,306          112,713
Victoria J. Herget                              10,142,987          119,022
Leonard W. Kedrowski                            10,153,233          108,776
Richard K. Riederer                             10,152,331          109,678
Joseph D. Strauss                               10,150,233          111,776
Virginia L. Stringer                            10,150,447          111,562
James M. Wade                                   10,149,366          112,643

2. The Fund's shareholders ratified the selection by the Fund's board of directors of Ernst & Young LLP as the independent public accountants for the Fund for the fiscal year ending November 30, 2003. The following votes were cast regarding this matter:

  SHARES           SHARES                          BROKER
VOTED "FOR"    VOTED "AGAINST"    ABSTENTIONS     NON-VOTES
-----------    ---------------    -----------     ---------
10,066,657        143,171           52,181           --

TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN

As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the Fund by automatically reinvesting dividends and capital gains. The plan is administered by EquiServe, the plan agent.

ELIGIBILITY/PARTICIPATION

You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the Fund. To enroll in this plan, call EquiServe at 800.426.5523. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers, or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing EquiServe at least 10 days before each share's dividend and/or capital gains distribution.

PLAN ADMINISTRATION

Beginning no more than 5 business days before the dividend payment date, EquiServe will buy shares of the Fund on the New York Stock Exchange ("NYSE") or elsewhere on the open market only when the price of the Fund's shares on the NYSE plus commissions is at less than a 5% premium over the Fund's most recently calculated net asset value ("NAV") per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, EquiServe will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the Fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the Fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

There is no direct charge for reinvestment of dividends and capital gains, since EquiServe fees are paid for by the Fund. However, if Fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

EquiServe maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by EquiServe in noncertificated form in your name.

TAX INFORMATION

Distributions invested in additional shares of the Fund are subject to income tax, to the same extent as if received in cash. When shares are issued by the Fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

PLAN WITHDRAWAL

If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to EquiServe. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

PLAN AMENDMENT/TERMINATION

The Fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by EquiServe with at least 90 days written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to EquiServe LP, P.O. Box 43010, Providence, RI 02940-3010, 800.426.5523.

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at sec.gov.

                   This page has been left blank intentionally

DIRECTORS AND OFFICERS OF THE FUND
DIRECTORS

                                        POSITION(S)
                                         HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH           FUND                             TERM OF OFFICE AND LENGTH OF TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
Benjamin R. Field III,                Director          Directors serve for a one-year term that expires at the next annual meeting
800 Nicollet Mall,                                      of shareholders. Director of SLA since September 2003.
Minneapolis, MN 55402 (1938)

Mickey P. Foret,                      Director          Directors serve for a one-year term that expires at the next annual meeting
800 Nicollet Mall,                                      of shareholders. Director of SLA since September 2003.
Minneapolis, MN 55402 (1945)

Roger A. Gibson,                      Director          Directors serve for a one-year term that expires at the next annual meeting
800 Nicollet Mall,                                      of shareholders. Director of SLA since October 2000.
Minneapolis, MN 55402 (1946)

Victoria J. Herget,                   Director          Directors serve for a one-year term that expires at the next annual meeting
800 Nicollet Mall,                                      of shareholders. Director of SLA since September 2003.
Minneapolis, MN 55402 (1952)

Leonard W. Kedrowski,                 Director          Directors serve for a one-year term that expires at the next annual meeting
800 Nicollet Mall,                                      of shareholders. Director of SLA since October 2000.
Minneapolis, MN 55402 (1941)

Richard K. Riederer,                  Director          Directors serve for a one-year term that expires at the next annual meeting
800 Nicollet Mall,                                      of shareholders. Director of SLA since August 2001.
Minneapolis, MN 55402 (1944)

                                                                                                     NUMBER OF PORTFOLIOS IN
                                                    PRINCIPAL OCCUPATION(S)                               FUND COMPLEX
NAME, ADDRESS, AND YEAR OF BIRTH                      DURING PAST 5 YEARS                             OVERSEEN BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Benjamin R. Field III,              Senior Financial Advisor, Bemis Company, Inc. since        First American Funds Complex: twelve
800 Nicollet Mall,                  2002; Senior Vice President, Chief Financial Officer       registered investment companies,
Minneapolis, MN 55402 (1938)        and Treasurer, Bemis, through 2002.                        including sixty one portfolios

Mickey P. Foret,                    Consultant to Northwest Airlines, Inc. since 2002;         First American Funds Complex: twelve
800 Nicollet Mall,                  Executive Vice President and Chief Financial Officer,      registered investment companies,
Minneapolis, MN 55402 (1945)        Northwest Airlines, through 2002.                          including sixty one portfolios

Roger A. Gibson,                    Vice President, Cargo-United Airlines, since July 2001;    First American Funds Complex: twelve
800 Nicollet Mall,                  Vice President, North America-Mountain Region, United      registered investment companies,
Minneapolis, MN 55402 (1946)        Airlines, prior to July 2001.                              including sixty one portfolios

Victoria J. Herget,                 Investment consultant and non-profit board member since    First American Funds Complex: twelve
800 Nicollet Mall,                  2001; Managing Director of Zurich Scudder Investments      registered investment companies,
Minneapolis, MN 55402 (1952)        through 2001.                                              including sixty one portfolios

Leonard W. Kedrowski,               Owner, Executive and Management Consulting, Inc., a        First American Funds Complex: twelve
800 Nicollet Mall,                  management consulting firm; Board member, GC McGuiggan     registered investment companies,
Minneapolis, MN 55402 (1941)        Corporation (dba Smyth Companies), a label printer;        including sixty one portfolios
                                    former Chief Executive Officer, Creative Promotions
                                    International, LLC, a promotional award programs and
                                    products company, through October 2003; Advisory Board
                                    member, Designer Doors, manufacturer of designer doors,
                                    through 2002; acted as CEO of Graphics Unlimited
                                    Director through 1998.
Richard K. Riederer,
800 Nicollet Mall,                  Retired; Director, President and Chief Executive           First American Funds Complex: twelve
Minneapolis, MN 55402 (1944)        Officer, Weirton Steel through 2001.                       registered investment companies,
                                                                                               including sixty one portfolios

                                                 OTHER
                                             DIRECTORSHIPS
                                                HELD BY
NAME, ADDRESS, AND YEAR OF BIRTH               DIRECTOR*
----------------------------------------------------------------
Benjamin R. Field III,                            None
800 Nicollet Mall,
Minneapolis, MN 55402 (1938)

Mickey P. Foret,                         ADC Telecommunications,
800 Nicollet Mall,                       Inc.
Minneapolis, MN 55402 (1945)
                                         URS Corporation

                                         Champion Airlines, Inc.

Roger A. Gibson,                                  None
800 Nicollet Mall,
Minneapolis, MN 55402 (1946)

Victoria J. Herget,                               None
800 Nicollet Mall,
Minneapolis, MN 55402 (1952)

Leonard W. Kedrowski,                             None
800 Nicollet Mall,
Minneapolis, MN 55402 (1941)

Richard K. Riederer,                              None
800 Nicollet Mall,
Minneapolis, MN 55402 (1944)

                                        POSITION(S)
                                         HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH           FUND                             TERM OF OFFICE AND LENGTH OF TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
Joseph D. Strauss,                    Director          Directors serve for a one-year term that expires at the next annual
800 Nicollet Mall,                                      meeting of shareholders. Director of SLA since October 2000.
Minneapolis, MN 55402 (1940)

Virginia L. Stringer,                 Chair; Director   Directors serve for a one-year term that expires at the next annual
800 Nicollet Mall,                                      meeting of shareholders. Chair term three years, assuming reelection as
Minneapolis, MN 55402 (1944)                            a director. Chair of SLA's board since 1998; current term expires
                                                        September 2006. Director of SLA since August 1998.

James M. Wade,                        Director          Directors serve for a one-year term that expires at the next annual
800 Nicollet Mall,                                      meeting of shareholders. Director of SLA since August 2001.
Minneapolis, MN 55402 (1943)

                                                                                                     NUMBER OF PORTFOLIOS IN
                                                     PRINCIPAL OCCUPATION(S)                              FUND COMPLEX
NAME, ADDRESS, AND YEAR OF BIRTH                       DURING PAST 5 YEARS                            OVERSEEN BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Joseph D. Strauss,                Owner and President, Excensus TM LLC, a consulting firm,      First American Funds Complex: twelve
800 Nicollet Mall,                since 2001; Owner and President, Strauss Management Company,  registered investment companies,
Minneapolis, MN 55402 (1940)      a Minnesota holding company for various organizational        including sixty one portfolios
                                  management business ventures; Owner, Chairman and Chief
                                  Executive Officer, Community Resource Partnerships, Inc., a
                                  strategic planning, operations management, government
                                  relations, transportation planning and public relations
                                  organization; attorney at law.

Virginia L. Stringer,             Owner and President, Strategic Management Resources, Inc., a  First American Funds Complex: twelve
800 Nicollet Mall,                management consulting firm; Executive Consultant for State    registered investment companies,
Minneapolis, MN 55402 (1944)      Farm Insurance Company.                                       including sixty one portfolios

James M. Wade,                    Owner and President, Jim Wade Homes, a homebuilding company,  First American Funds Complex: twelve
800 Nicollet Mall,                since 1999.                                                   registered investment companies,
Minneapolis, MN 55402 (1943)                                                                    including sixty one portfolios

                                                 OTHER
                                             DIRECTORSHIPS
                                                HELD BY
NAME, ADDRESS, AND YEAR OF BIRTH               DIRECTOR*
----------------------------------------------------------------
Joseph D. Strauss,                               None
800 Nicollet Mall,
Minneapolis, MN 55402 (1940)

Virginia L. Stringer,                            None
800 Nicollet Mall,
Minneapolis, MN 55402 (1944)

James M. Wade,                                   None
800 Nicollet Mall,
Minneapolis, MN 55402 (1943)

*Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

OFFICERS

                                        POSITION(S)
                                         HELD WITH
NAME, ADDRESS, AND YEAR OF BIRTH           FUND                             TERM OF OFFICE AND LENGTH OF TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.,              President         Re-elected by the Board annually; President of SLA since February 2001.
U.S. Bancorp Asset Management, Inc.,
800 Nicollet Mall,
Minneapolis, MN 55402 (1962)**

John G. Wenker,                       Senior Vice       Re-elected by the Board annually; Senior Vice President of SLA since
U.S. Bancorp Asset Management, Inc.,  President         May 2001.
800 Nicollet Mall,
Minneapolis,
Minnesota 55402(1953)**

Mark S. Jordahl,                      Vice President-   Re-elected by the Board annually; Vice President Investments of SLA since
U.S. Bancorp Asset Management, Inc.   Investments       September 2001.
800 Nicollet Mall,
Minneapolis, MN 55402 (1960)**

Jeffery M. Wilson,                    Vice President-   Re-elected by the Board annually; Vice President Administration of SLA since
U.S. Bancorp Asset Management, Inc.   Administration    October 2000.
800 Nicollet Mall,
Minneapolis, MN 55402 (1956)**

Russell J. Kappenman,                 Vice President-   Re-elected by the Board annually; Vice President and Assistant Secretary of
U.S. Bancorp Asset Management, Inc.,  and Assistant     SLA since May 2001.
800 Nicollet Mall, Minneapolis,       Secretary
Minnesota 55402(1964)**

Julene R. Melquist,                   Vice President    Re-elected by the Board annually; Vice President of SLA since May 2001.
U.S. Bancorp Asset Management, Inc.,
800 Nicollet Mall, Minneapolis,
Minnesota 55402(1966)**

Joseph M. Ulrey III,                  Treasurer         Re-elected by the Board annually; Treasurer of SLA since December 2003.
U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall,
Minneapolis, MN 55402 (1958)**

James D. Alt,                         Secretary         Re-elected by the Board annually; Secretary of SLA since June 2002;
50 South Sixth Street, Suite 1500,                      Assistant Secretary of SLA from October 2000 to June 2002.
Minneapolis, MN 55402 (1951)

Michael J. Radmer,                    Assistant         Re-elected by the Board annually; Assistant Secretary of SLA since
50 South Sixth Street, Suite 1500,    Secretary         October 2000.
Minneapolis, MN 55402 (1945)

Kathleen L. Prudhomme,                Assistant         Re-elected by the Board annually; Assistant Secretary of SLA since
50 South Sixth Street, Suite 1500,    Secretary         October 2000.
Minneapolis, MN 55402 (1953)

Richard J. Ertel,                     Assistant         Re-elected by the Board annually; Assistant Secretary of SLA since
U.S. Bancorp Asset Management, Inc.   Secretary         June 2003.
800 Nicollet Mall,
Minneapolis, MN 55402 (1967)**

**Messrs. Schreier, Wenker, Jordahl, Wilson, Kappenman, Ulrey, and Ertel and
  Ms. Melquist are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for the Fund.

NAME, ADDRESS, AND YEAR OF BIRTH                       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.,              Chief Executive Officer of U.S. Bancorp Asset Management, Inc. since May 2001;
U.S. Bancorp Asset Management, Inc.,  Chief Executive Officer of First American Asset Management from December 2000
800 Nicollet Mall,                    through May 2001 and of Firstar Investment & Research Management Company from
Minneapolis, MN 55402 (1962)**        February 2001 through May 2001; Senior Managing Director and Head of Equity
                                      Research of U.S. Bancorp Piper Jaffray from October 1998 through December 2000;
                                      prior to October 1998, Senior Airline Equity Analyst and a Director in the
                                      Equity Research Department, Credit Suisse First Boston.

John G. Wenker,                       Managing Director of U.S. Bancorp Asset Management, Inc. since May 2001; Managing
U.S. Bancorp Asset Management, Inc.,  Director of First American Asset Management from 1998 to May 2001; Managing
800 Nicollet Mall,                    Director of the Fixed Income Department at Piper Jaffray Inc. from 1992 to 1998.
Minneapolis,
Minnesota 55402(1953)**

Mark S. Jordahl,                      Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September
U.S. Bancorp Asset Management, Inc.   2001; President and Chief Investment Officer, ING Investment Management-Americas,
800 Nicollet Mall,                    September 2000 to June 2001; Senior Vice President and Chief Investment Officer,
Minneapolis, MN 55402 (1960)**        ReliaStar Financial Corp., January 1998 to September 2000.

Jeffery M. Wilson,                    Senior Vice President of U.S. Bancorp Asset Management, Inc. since May 2001;
U.S. Bancorp Asset Management, Inc.   prior thereto, Senior Vice President of First American Asset Management.
800 Nicollet Mall,
Minneapolis, MN 55402 (1956)**

Russell J. Kappenman,                 Managing Director of U.S. Bancorp Asset Management, Inc. since May 2001; Vice
U.S. Bancorp Asset Management, Inc.,  President of First American Asset Management from 1998 to May 2001; tax manager
800 Nicollet Mall, Minneapolis,       and fixed income analyst with Piper Jaffray Inc. thru 1998.
Minnesota 55402(1964)**

Julene R. Melquist,                   Vice President of U.S. Bancorp Asset Management, Inc. since May 2001; analyst
U.S. Bancorp Asset Management, Inc.,  with First American Asset Management from 1998 to May 2001; Assistant Vice
800 Nicollet Mall, Minneapolis,       President with Piper Capital Management Inc. through 1998.
Minnesota 55402(1966)**

Joseph M. Ulrey III,                  Senior Managing Director, Fund Treasury, since December 2003, and Senior
U.S. Bancorp Asset Management, Inc.   Managing Director, Risk Management and Quantitative Analysis, since May 2001,
800 Nicollet Mall,                    U.S. Bancorp Asset Management, Inc.; from May 2001 through December 2001, Senior
Minneapolis, MN 55402 (1958)**        Managing Director, Securities Lending and Money Market Funds, U.S. Bancorp Asset
                                      Management, Inc.; prior thereto, Senior Managing Director, Securities Lending and Money Market Funds, First American Asset Management.

James D. Alt,                         Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite 1500,
Minneapolis, MN 55402 (1951)

Michael J. Radmer,                    Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite 1500,
Minneapolis, MN 55402 (1945)

Kathleen L. Prudhomme,                Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm
50 South Sixth Street, Suite 1500,
Minneapolis, MN 55402 (1953)

Richard J. Ertel,                     Disclosure Counsel, U.S. Bancorp Asset Management, Inc. since May 2003; Associate
U.S. Bancorp Asset Management, Inc.   Counsel, Hartford Life and Accident Insurance Company from April 2001 through
800 Nicollet Mall,                    May 2003; Attorney and Law Clerk, Fortis Financial Group, through March 2001.
Minneapolis, MN 55402 (1967)**

BOARD OF DIRECTORS

VIRGINIA STRINGER
Chairperson of American Select Portfolio Inc.
Owner and President of Strategic Management Resources, Inc.

BENJAMIN FIELD III
Director of American Select Portfolio Inc.
Senior Financial Advisor to, and formerly Senior Vice President, Chief Financial Officer, and Treasurer of, Bemis Company, Inc.

MICKEY FORET
Director of American Select Portfolio Inc.
Consultant to, and formerly Executive Vice President and Chief Financial Officer of, Northwest Airlines, Inc.

ROGER GIBSON
Director of American Select Portfolio Inc.
Vice President, Cargo-United Airlines

VICTORIA HERGET
Director of American Select Portfolio Inc.
Investment Consultant; former Managing Director of Zurich Scudder Investments

LEONARD KEDROWSKI
Director of American Select Portfolio Inc.
Owner and President of Executive and Management Consulting, Inc.

RICHARD RIEDERER
Director of American Select Portfolio Inc.
Retired; former President and Chief Executive Officer of Weirton Steel

JOSEPH STRAUSS
Director of American Select Portfolio Inc.
Owner and President of Strauss Management Company

JAMES WADE
Director of American Select Portfolio Inc.
Owner and President of Jim Wade Homes

AMERICAN SELECT PORTFOLIO INC.'S BOARD OF DIRECTORS IS COMPRISED ENTIRELY OF INDEPENDENT DIRECTORS.

[FIRST AMERICAN (TM) LOGO]

AMERICAN SELECT PORTFOLIO INC.
2003 ANNUAL REPORT

U.S. Bancorp Asset Management, Inc., is a wholly owned subsidiary of U.S. Bank National Association, which is a wholly owned subsidiary of U.S. Bancorp.

[RECYCLED SYMBOL]

This document is printed on paper containing 10% postconsumer waste.

1/2004   0314-03    SLA-AR

ITEM 2--CODE OF ETHICS - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address. State here if fund will send code of ethics to shareholders without charge upon request.

RESPONSE: The registrant has adopted a code of ethics (designated as the "Code of Ethical Conduct") that applies to its principal executive officer and principal financial officer. The registrant undertakes to furnish a copy of such Code of Ethical Conduct to any person upon request, without charge, by calling 1-800-677-3863.

ITEM 3--AUDIT COMMITTEE FINANCIAL EXPERT - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not.

RESPONSE: The registrant's Board of Directors has determined that Leonard Kedrowski, Benjamin Field, and Mickey Foret, members of the registrant's Audit Committee, are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item. This designation will not increase the designees' duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board of Directors.

ITEM 4--PRINCIPAL ACCOUNTANT FEES AND SERVICES - Disclose annually only (for periods ending on or after December 15, 2003).

RESPONSE: Not required for annual reports filed for periods ending before December 15, 2003.

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)(1) Disclose the audit committee's pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5--AUDIT COMMITTEE OF LISTED REGISTRANTS

RESPONSE: Not applicable.

ITEM 6 - Reserved.

ITEM 7--DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

RESPONSE:

GENERAL PRINCIPLES

     U.S. Bancorp Asset Management, Inc. ("USBAM") is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, USBAM has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is USBAM's duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, USBAM also seeks to maximize total investment return for clients.

     USBAM's Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1) approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

     POLICIES. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth USBAM's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, USBAM maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

     PROCEDURES. Responsibility for certain administrative aspects of proxy voting rests with USBAM's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise USBAM of shareholder meeting dates, forward proxy voting materials, provide USBAM with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as USBAM's proxy voting record keeper and generates reports on how proxies were voted.

     CONFLICTS OF INTEREST. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, USBAM recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

     Although USBAM strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients' best interests, by adopting ISS's policies and generally deferring to ISS's recommendations, USBAM believes the risk related to conflicts will be minimized.

     To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

     In the event an extraordinary situation arises in which (1) the Investment Policy Committee determines it is necessary in clients' best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment Policy Committee will direct ISS how to vote. Before doing so, however, the Proxy Voting Administration Committee will confirm that USBAM and the Investment Policy Committee face no material conflicts of the nature discussed above.

     If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

-  Obtaining instructions from the affected clients on how to vote the proxy;
- Disclosing the conflict to the affected clients and seeking their consent to permit USBAM to vote the proxy;
-  Voting in proportion to the other shareholders;
- Recusing an Investment Policy Committee member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or
-  Following the recommendation of a different independent third party.

     In addition to all of the above, members of the Investment Policy Committee and the Proxy Voting Administration Committee must notify USBAM's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how USBAM should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the USBAM Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

REVIEW AND REPORTS

     On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

-  Whether proxy statements were timely forwarded to ISS;
-  Whether proxy votes were cast on a timely basis;
-  Whether proxy votes were cast consistent with the policies; and
- Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

     The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

     The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure USBAM is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

     The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov.

     USBAM's separately managed account clients should contact their relationship manager for more information on USBAM's policies and the proxy voting record for their account.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.      AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:
- An auditor has a financial interest in or association with the company, and is therefore not independent
-  Fees for non-audit services are excessive, or
- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.      BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.      SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.      PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.      POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.      MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.      REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.      CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
- It is intended for financing purposes with minimal or no dilution to current shareholders
- It is not designed to preserve the voting power of an insider or significant shareholder

9.      EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
-  Historic trading patterns
-  Rationale for the repricing
-  Value-for-value exchange
-  Option vesting
-  Term of the option
-  Exercise price
-  Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
-  Purchase price is at least 85 percent of fair market value
-  Offering period is 27 months or less, and
-  Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.     SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

ITEM 8 - Reserved.

ITEM 9--CONTROLS AND PROCEDURES

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

     RESPONSE: The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

     RESPONSE: There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10 - EXHIBITS

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge.

RESPONSE: Attached hereto.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for PEO/PFO).

RESPONSE: Attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Select Portfolio Inc.

By:
     /s/ Thomas S. Schreier, Jr.
     ---------------------------
     Thomas S. Schreier, Jr.
     President

Date: February 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
     /s/ Thomas S. Schreier, Jr.
     ---------------------------
     Thomas S. Schreier, Jr.
     President

Date: February 5, 2004

By:
     /s/ Joseph M. Ulrey III
     -------------------------
     Joseph M. Ulrey III
     Treasurer

Date: February 5, 2004